Exhibit 99.1

IsoPlexis Reports Preliminary Full Year 2021 Revenue, Releases Industry-First Superhuman Cell Library

Superhero cells are key to the efficacy, potency, and durability of therapies across the human health spectrum

BRANFORD, Conn., Jan. 9, 2022, (GLOBE NEWSWIRE) -- IsoPlexis (NASDAQ: ISO), the Superhuman Cell Company, today announced its preliminary unaudited revenue for the full year 2021. Total revenue for 2021 is expected to be in the range of $17.0 to $17.2 million, representing an increase of approximately 64% to 66% compared to $10.4 million for the full year 2020.

Since the commercial launch in 2018, Isoplexis has placed 209 total instruments, including 98 new instruments sold during 2021. As of year end, IsoPlexis passed an important milestone with 67% of US comprehensive cancer centers and in addition, 100% of the top 15 pharma now using IsoPlexis for functional cell analysis.

IsoPlexis also today unveiled The Superhuman Cell Library, an industry-first mapping of the proteomically driven cells, unique to IsoPlexis’ platform, that determine how the human body responds to complex disease. By identifying a comprehensive range of rare but important super cells, the library categorizes how these cells have been used to predict patient response to therapies in a wide range of clinically relevant journals. The library also lays the groundwork for customers to continue to add on to the characterization of these uniquely predictive cells to advance all of human health.

“Our 2021 revenue growth reinforces the value of our platform and how, together with the release of The Superhuman Cell Library, IsoPlexis is taking a lead in advancing the future of medicine and health,” said IsoPlexis Chief Executive Officer Sean Mackay. “The IsoPlexis platform allows researchers to uncover superhero cells and superhuman biology for the first time, unlocking unprecedented insights into the development of therapies for the world’s toughest diseases.”

These preliminary results are based on management’s initial analysis of operations for the quarter that ended on December 31, 2021. The company expects to issue full financial results for the fourth quarter and full year 2021 in late February 2022.
The Superhuman Cell Library provides a comprehensive definition of proteomically driven cells that is leading to major advances in the way illnesses are diagnosed and treated. It is a valuable resource across oncology, immunology, infectious diseases, neurology, inflammatory diseases, and cell and gene therapies. It is available now as an industry-wide, literature-referenced, and consistently updated resource at http://isoplexis.com/FCL.

“Following the releases of the Human Cell Atlas and the Human Genome Atlas, definitions of the functional proteome from each cell are critical to moving forward our understanding of human cell behavior. By mapping our body’s most functionally active immune cells, or cell “superheroes”, IsoPlexis is making a key contribution to furthering our understanding of the power of each single cell in the human body,” said James R. Heath Ph.D. Dr. Heath is President and Professor at the Institute for Systems Biology in Seattle, and a Professor of Bioengineering at the University of Washington. He also co-founded and is a member of the IsoPlexis scientific advisory board.

About IsoPlexis

IsoPlexis is the Superhuman Cell company.

IsoPlexis’ systems uniquely identify a comprehensive range of multifunctional single cells, i.e. the superhero cells in the human body. These cells enable researchers to understand and predict disease progression, treatment resistance and therapeutic efficacy to advance all of human health.

IsoPlexis has been named Top Innovation or Design by The Scientist Magazine, Fierce, BIG Innovation, Red Dot and multiple others. The IsoPlexis platform is used globally by researchers, including those at the top 15 global pharmaceutical companies and at two-thirds of leading U.S. comprehensive cancer centers.

Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for us and our products and services, our future operations, financial or operating results, including our financial guidance, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “plan,” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them.

Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: estimates of our addressable market, market growth, future revenue, expenses, capital requirements and our needs for additional financing; the implementation of our business model and strategic plans for our products and technologies; competitive companies and technologies and our industry; our ability to manage and grow our business by expanding our sales to existing customers or introducing our products to new customers; our ability to develop and commercialize new products; our ability to establish and maintain intellectual property protection for our products or avoid or defend claims of infringement; the performance of third party suppliers; our ability to hire and retain key personnel and to manage our future growth effectively; our ability to obtain additional financing in future offerings; the volatility of the trading price of our common stock; our expectations regarding use of proceeds from our initial public offering (“IPO”); the potential effects of government regulation; the impact of COVID-19 on our business; and our expectations about market trends. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section “Risk Factors” included in our Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 12, 2021, and our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We qualify all of the forward-looking statements in this press release by these cautionary statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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investors@isoplexis.com

Press Contact
press@isoplexis.com

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www.isoplexis.com